SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 16, 2002

The Allstate Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11840 (Commission File Number)	36-3871531 (IRS Employer Identification Number)
2775 Sanders Road, Northbrook, Illinois (Address of Principal Executive Offices)		60062 (Zip Code)

Registrant's telephone number, including area code (847) 402-5000

Exhibit Index at page 4

Item 5.    Other Events

        On January 16, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99	Registrant's press release dated January 16, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
By:	/s/ EMMA M. KALAIDJIAN Name: Emma M. Kalaidjian Title: Assistant Secretary

January 17, 2002

INDEX TO EXHIBITS

Number	Description	Sequential Page Number
99	Registrant's press release dated January 16, 2002	5